Earnings Per Share	12 Months Ended
Dec. 31, 2016
Earnings Per Share [Abstract]
Earnings Per Share
(17)	Earnings Per Share:

Earnings per share of common stock are based on the weighted average number of basic shares and dilutive shares outstanding during the year. Common stock warrants outstanding are not included in the dilutive earnings per share computations because they would be anti-dilutive.

The following is a reconciliation of weighted average common shares for the basic and dilutive earnings per share computations:

	Years Ended December 31,
	2016	2015	2014
Basic earnings per share:
Weighted average common shares	6,757,345	6,919,190	7,306,078
Less: Average unallocated ESOP shares	(523,485)	(546,913)	—

Weighted average common shares	6,233,860	6,372,277	7,306,078
Dilutive effect of stock options	—	—	—

Weighted average common and incremental shares	6,233,860	6,372,277	7,306,078